SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 27, 2002
                                                  ------------------------------


                           Sierra Monitor Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                  000 - 7441                    95-2481914
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(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               1991 Tarob Court, Milpitas, California              95035
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               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (408) 262-6611
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

On December 27, 2002, Sierra Monitor Corporation (the "Company") dismissed its independent accountants, KPMG LLP ("KPMG"), and engaged the services of Squar Milner LLP ("Squar Milner") as its new independent accountants for its current fiscal year, ending December 31, 2002. The Company's Board of Directors (the "Board") approved the dismissal of KPMG and the appointment of Squar Milner. The Audit Committee of the Board did not consider the change in accountants separately from the full Board.

During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim periods through December 27, 2002, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from KPMG is attached hereto as Exhibit 16.1, indicating its concurrence with the disclosures in this and the preceding paragraphs.

During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim periods through November 30, 2002, the Company did not consult with Squar Milner regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K of the Act.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c) Exhibits.

Exhibit
Number    Description
------    -----------

16.1 Letter of KPMG LLP, dated December 31, 2002, regarding change in independent accountants.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 3, 2003              SIERRA MONITOR CORPORATION


                                          /s/ Gordon R. Arnold
                                     -------------------------------------------
                                          Gordon R. Arnold
                                          President and Chief Financial Officer

                                INDEX TO EXHIBITS





Exhibit
Number    Description
------    -----------

16.1 Letter of KPMG LLP, dated December 31, 2002, regarding change in independent accountants




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